DELAWARE GROUP® EQUITY FUNDS III
Delaware Trend® Fund
(the "Fund")

Supplement to the Delaware Trend Fund's Prospectuses
dated October 28, 2009

On May 20, 2010, the Board of Trustees responsible for Delaware Trend Fund (the "Reorganizing Fund") approved a proposal to reorganize the Reorganizing Fund with and into Delaware Smid Cap Growth Fund (the "Acquiring Fund"), a series of Delaware Group Equity Funds IV, subject to shareholder approval. The Board of Trustees responsible for the Acquiring Fund also approved the reorganization.

The Reorganizing Fund's investment objective and policies are similar to those of the Acquiring Fund. Both the Reorganizing Fund and the Acquiring Fund seek long-term capital appreciation.

The Board of Trustees responsible for the Reorganizing Fund believes that the proposed reorganization will benefit shareholders of the Reorganizing Fund.

Effective as of the close of business on June 18, 2010, the Reorganizing Fund will be closed to new investors. It is anticipated that during the third quarter of 2010, Reorganizing Fund shareholders will receive a proxy statement/prospectus providing them with information about the Acquiring Fund and requesting their votes on the proposed reorganization of their Reorganizing Fund at a special meeting of shareholders to be held in September 2010. If approved, the reorganization is expected to take place on or about October 11, 2010. Additionally, the Reorganizing Fund will continue to accept purchases from existing shareholders until five business days before the proposed reorganization. Reinvested dividends and capital gains will continue to be accepted until one day prior to the proposed reorganization.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated May 21, 2010.